Date: January 1st, 2026

To: The Board of Directors – CannapharmaRx (CPMD NASDAQ)

Subject: Letter of Resignation

Effective Date: Immediately

CC; NASDAQ, SEC, CSE

Please be advised that I, Richard Dale Orman hereby resign effective immediately as Chairman and Director of CannapharmaRx (CPMD).

As you know I am required to immediately notify relevant commissions and regulators in Canada and the U.S.A.

Yours truly,

Rick Orman

Honourable Rick Orman, ECA

301, 302 3204 Rideau Place SW
Calgary AB Canada T2S 1Z2
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